Convertible Note                                                 EXHIBIT 10(e)


THIS NOTE HAS NOT BEEN, AND THE COMMON STOCK TO BE ISSUED UPON CONVERSION HEREOF WILL NOT HAVE BEEN, REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE SOLD,
PLEDGED, OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.


                                 SERIES A 3.5%
                               CONVERTIBLE NOTE


 $                                                           November 13, 1995
 ---------                                                   -----------------



     AIM Group, Inc., a Delaware corporation (the "Company"), for value received, hereby promises to pay on or prior to December 31, 1996 (the "Maturity Date") to _____________________ "Holder" or order, the principal amount of _____________________ Dollars ($__________). The Company also promises to pay to the Holder interest on the outstanding principal amount hereof quarterly, in arrears, at the rate of 3.5% per annum. Any past due payment of principal or interest shall be payable on demand with interest from the due date to the date of payment at the rate of 10% per annum. The payments of principal and interest hereunder shall be made in coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts. The Holder shall have the right, by written notice to the Company given at least 10 business days prior to the then effective Maturity Date, to extend the Maturity Date hereof for any period of up to two years.

     This Note shall be subject to the following additional terms and conditions:

     1. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Company represents and warrants to and covenants with the Holder as follows:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all the requisite power and authority to carry on its business as now conducted, and the Company is duly qualified to do business and in good standing in each jurisdiction wherein the failure so to qualify would have a material adverse effect on its business, properties or ability to perform its obligations hereunder. The Company has all requisite power and authority to issue and to carry out the provisions of this Note.

          (b) The issuance, execution and delivery of this Note and the execution have been duly authorized by all necessary corporate action, and this Note constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors' rights and by limitations on the availability of equitable remedies.

          (c) Neither the execution or delivery of this Note by the Company, nor compliance by the Company with the provisions hereof, violates any provision of any applicable law or of the certificate of incorporation or by-laws of the Company, or conflicts with or will result in any breach of the terms of or constitute a default under or result in the creation of any lien pursuant to the terms of any agreement or instrument to which the Company is a party or by which it or any of its properties is bound.

          (d) There are no actions, suits or proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company in any court or before or by any governmental instrumentality which, in the reasonable opinion of the Company, involve the possibility of any judgment or liability not fully covered by insurance or which may result in any material adverse change in the business, assets, condition (financial or otherwise) or results of operations of the Company, and the Company is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental instrumentality.

          (e) The Company is not obligated under any contract or agreement or subject to any other restriction which materially and adversely affects the business, assets or condition (financial or otherwise) of the Company.

          (f)  So  long  as  the  Note  remains  outstanding,   the  following
provisions shall apply:

               (i) The Company agrees to maintain its accounting records and to present the financial information set forth therein in accordance with generally accepted accounting principles, consistently applied.

               (ii) The Company shall punctually pay or cause to be paid the principal of this Note and interest thereon according to the terms hereof.

               (iii) The Company shall pay and discharge promptly, or cause to be paid and discharged promptly, all taxes, assessments and governmental charges or levies imposed upon its income or upon any of its property, real, personal or mixed, or any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon its property); provided, however, that the Company shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books reserves (segregated to the extent required by sound accounting practice) adequate with respect thereto, and provided further that the Company shall not be required to pay any such taxes assessments or charges, and shall not be required to observe or conform to any requirement of any governmental authority if, in the judgment of the Board of Directors or the Company, such payment or such observance, as applicable, shall not be in the best interest of the Company in the conduct of its business.

               (iv) The Company shall, except as otherwise specifically permitted in this Note, do or cause to be done all things necessary or appropriate to preserve and keep in full force and effect its existence as a corporation under the laws of the State of Delaware, and all of its rights and franchises; provided, however, that the Company may, in accordance with applicable law, liquidate, dissolve, merge into, consolidate with or otherwise enter into any other reorganization transactions, and any such transactions shall not be deemed to constitute or result in an Event of Default (as hereinafter defined) hereunder, and provided, further that nothing herein shall be construed to prevent the Company from ceasing or omitting to exercise any rights, powers, privileges and franchises the continuing exercise of which in the judgment of the Board of Directors of the Company is no longer in the best interests of the Company.

     2. DEFAULTS AND REMEDIES. If any one or more of the following events ("Events of Default") shall happen, that is to say:

          (a) The Company shall default in the payment of the principal of this Note or any installment of such principal, when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment by acceleration or otherwise and such default shall continue for a period of ten business days;

          (b) The Company shall default in the payment of any installment of interest on this Note when and as the same shall become due and payable and such default shall continue for a period of ten business days; or

          (c) The Company shall default in the due performance or observation of any other covenant, agreement or provision contained in this Note to be performed or observed by the Company, and such default shall have continued for a period of 30 days after notice; or

          (d) The Company shall:

               (i) admit in writing its inability to pay its debts generally as they become due;

               (ii) file a petition in bankruptcy or for reorganization or for the adoption of any arrangement under the United States Bankruptcy Code (as now or in the future amended) or any admission seeking the relief therein provided;

               (iii) make an assignment for the benefit of creditors;

               (iv) consent to the appointment of a receiver or trustee for all or a substantial part of its property or to the filing of a petition against it under said Bankruptcy Code;

               (v) be adjudicated a bankrupt; or

               (vi) make a bulk sale or take any action which contemplates the making of a bulk sale; or

          (e) A court order shall be entered appointing a receiver or trustee for all or a substantial part of the property of the Company or approving a petition filed against the Company under said Bankruptcy Code, which order shall not have been vacated or set aside or otherwise terminated within 60 days from the date of entry or shall have been unstayed for a period of 60 days; or

          (f) A court of competent jurisdiction shall assume custody of, or sequester all or substantially all of the property of the Company, which custody or sequestration shall not have been terminated within 60 days from its commencement or shall have been unsuspended for a period of 60 days;

          (g) An attachment shall be made on any substantial part of the property or assets of the Company, the lien of which shall not be discharged within 60 days from the making thereof; or

          (h) The Company shall default in the payment of interest or principal on any loans from banks or any other institutional lenders and such default shall continue beyond any applicable cure or grace periods;

then in each and every such case the Holder may (unless every such Event of Default shall have been made good and cured) declare the unpaid balance of this Note to be forthwith due and payable and thereupon such balance shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived.

     The Company covenants that if default be made in any payment of principal of this Note or interest thereon, it will pay to the Holder such further amounts as shall be sufficient to cover the cost and expense of collection, including the fees and disbursements of counsel to the Holder for all services rendered in that connection.

     3. OPTIONAL AND MANDATORY CONVERSION.

               (a) (i) Subject to and upon compliance with the provisions hereof, at the option of the Holder the Note may, at any time prior to maturity (or if the Note is to be prepaid pursuant to a notice of prepayment pursuant to Section 4, then at any time during the 10-day period after receipt of such prepayment notice), by written notice to the Company, be converted in whole or in any part of the unpaid principal amount hereof which is $1,000 or an integral multiple thereof into fully paid and non-assessable shares of common stock, $.01 par value (the "Common Stock"), of the Company at the Conversion Price (as hereinafter defined).

               (ii) This Note shall at any time prior to the Maturity Date or the earlier repayment hereof, be converted, at the option of the Company, in whole or in part of the unpaid principal amount hereof which is $1,000 or an integral multiple thereof into fully paid and non-assessable shares of the Common Stock, at the Conversion Price, provided that in no event shall the Company have the right to exercise such option unless and until the Company has received New Equity Proceeds (as defined below) of at least $1,500,000. The Company shall exercise its option by written notice to the Holder, specifying the effective date of the conversion and certifying that the foregoing pre-condition thereto has been satisfied. For purposes hereof, "New
Equity Proceeds" shall mean gross proceeds from the sale of Common Stock with a minimum price of $1.50 per share or the gross proceeds from the sale of convertible preferred stock of the Company with a conversion price of at least $1.50 per share of Common Stock.

          (b) Upon the conversion, the Holder shall surrender the Note at the office of the Company. If the shares of Common Stock are to be issued in the name other than the Holder, the Holder shall give written notice to the Company of the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued. The Note shall, unless the shares issuable on conversion are to be issued in the name of the Holder, be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the Holder. As promptly as practicable after the receipt of such notice and the surrender of the Note as aforesaid, or upon the effective date of the conversion pursuant to Section 3(a)(ii) above, the Company shall issue and shall deliver at such office to the Holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of the Note in accordance with the provisions hereof and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in Section (c) below. Each conversion shall be deemed to have been effected on the date on which such notice shall have been received by the Company and the Note shall have been surrendered as aforesaid, on the date specified by the Company in this notice of conversion, as the case may be, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder or holders of record of the shares represented thereby. Upon conversion of only a portion of the unpaid principal amount of the Note, the Company shall execute and deliver to or on the order of the Holder at the office of the Holder, at the expense of the Company, a new Note in principal amount equal to the unconverted portion of the unpaid principal amount of the Note, which new Note shall be dated and bear interest from the date to which interest shall have been paid on such unconverted portion. Upon the issuance of a conversion notice by the Company pursuant to Section 3(a)(ii) above, the Note shall be deemed paid (to the extent of such conversion) and the Holder shall surrender it to the Company as aforesaid. Accrued interest shall be paid through the effective date of the conversion of the Note.

          (c) No fractional shares of Common Stock shall be issued upon conversion of the Note. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Note, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the market value of such fractional interest computed on the basis of the closing price of the Common Stock on the business day immediately preceding the date upon which the Note is surrendered for conversion. Such closing price shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the average bid and asked prices as quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System or a similar organization or if not so quoted, then as quoted by a dealer, all as selected from time to time by the Company for the purpose, or if not so available, the fair market price as determined by the Board of Directors (whose determination shall be conclusive).

          (d) The Conversion Price at which Common Stock shall be issuable upon conversion of this Note shall be initially $1.10 per share until December 31, 1996, and if the Maturity Date is extended, $1.35 per share during the period from January 1, 1997 through December 31, 1997, and $1.60 per share thereafter until final maturity; provided, however, that the Conversion Price shall be adjusted from time to time as follows:

          (A) In case the Company shall (i) pay a dividend in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, or
          (iii) combine its outstanding shares of Common Stock into a smaller number of shares, the conversion privilege and the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of the Note thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action had the Note been converted immediately prior thereto.

          An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.

          (B) In case the Company shall hereafter issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of the Common Stock (as defined in subsection (D)) in effect on the record date mentioned below, the Conversion Price, shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, the number of shares of Common Stock which the aggregate exercise price of the shares of Common Stock called for by all such rights or warrants, would purchase at such current market price per share of Common Stock, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for the subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

          (C) In case the Company shall distribute to all holders of its Common Stock shares of its capital stock (other than the Common Stock), evidences of its indebtedness or assets (excluding any cash dividend) or rights to subscribe (excluding those referred to in subsection (B) above), then in each case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share determined as provided in subsection (D) below) of the Common Stock on the record date mentioned below less the then current fair market value (as determined by the Board of Directors, whose determination shall be conclusive), of the capital stock, the portion of the assets or evidences of indebtedness so distributed or of such subscription rights applicable to one share of Common Stock, and the denominator shall be such current market price per share of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

          (D) For the purpose of any computation  under
          subsection (B) or (C) above, the current market price (or value) per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days selected by the Company commencing not more than 45 trading days before the day in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the average bid and asked prices as quoted on the NASDAQ System or a similar organization or if not so quoted, then as quoted by a dealer, all as selected from time to time by the Company for the purpose, or if not so available, the fair market price as determined by the Board of Directors (whose determination shall be conclusive). For purposes of this subsection the term "trading day" shall not include any day on which securities are not traded on such exchange or in such market.

          (E) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 2% in such price; provided, however, that any adjustments which by reason of this subsection (E) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3(d) shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

          (F) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly mail or cause to be mailed a notice by first class mail postage prepaid of such adjustment to the Holder of the Note, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (e) If either of the following shall occur, namely: (a) any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of the Common Stock, or (b) any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety; then the Company, or such successor or purchasing corporation, as the case may be, shall execute and deliver to the Holder of this Note a written instrument providing that the Holder shall have the right to convert the Note into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of the Note immediately prior to such reclassification, change, consolidation, merger, sale or conveyance.

          (f) The issuance of stock certificates on conversions of the Note shall be made without charge to the Holder for any issue tax in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of stock in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          (g) The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued stock or its issued stock held in its treasury, or both, for the purpose of effecting the conversion of the Note, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and if at any time such number of shares of Common Stock shall not be sufficient to effect the conversion of the Note, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Stock or otherwise acquire such number of shares as shall be sufficient for such purpose.

          (h) In case, at any time while the Note is outstanding:

          a) the Company shall declare a dividend (or any other distribution) on its Common Stock, other than in cash; or

          b) the Company shall authorize the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase shares of its Common Stock or of any other subscription rights or warrants; or

          c) the Company shall reclassify the Common Stock of the Company (other than a subdivision or combination thereof) or enter into an agreement for the consolidation or merger of the Company for which approval of any stockholders of the Company is required, or enter into an agreement for the sale or conveyance of all or substantially all of the assets of the Company; or

          d)  there  shall  be  a  voluntary   or   involuntary   dissolution,
          liquidation or winding up of the Company;

then the Company shall cause to be mailed to the Holder, at least ten days prior to the applicable record date hereinafter specified, a notice stating
(i) the date on which a record is to be taken for the purposes of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (ii) the date on which any such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up. The failure to give or receive the notice required by this Section 3(h) or any defect therein shall not affect the legality or validity of any such dividend, distribution, right or warrant or other action.

          (i) In the event that the Company shall at any time during the term of this Note offer to all of the holders of Common Stock of the Company the right to subscribe for any stock or securities of the Company, the Company shall extend such offer to the Holder of this Note to subscribe for such Holder's pro rata share of such stock or securities based on the number of shares of Common Stock into which this Note shall be convertible at such time.

     4. PREPAYMENT. The Company shall have the right at any time to prepay the principal hereof in whole or in part, without premium or penalty, upon giving at least 20 days' prior written notice of such prepayment to the Holder, provided that interest on the principal hereof to be so prepaid accrued to the date of such prepayment shall be paid concurrently therewith. In case this Note is to be prepaid in part only, the notice of prepayment shall specify the principal amount hereof to be prepaid.

     5. OFFSETS. If at any time the Holder is in default with respect to any payment due and payable to the Company, the Company may, in addition to and not in derogation of any other remedies which the Company may have, credit, at any time and from time to time, against the outstanding principal of this Note and accrued interest thereon any amounts due from the Holder to the Company.

     6. ASSIGNABILITY AND BINDING EFFECT. This Note may be assigned by the Holder in whole or in part. The provisions of this Note shall be binding upon and inure to the benefit of the successors, assigns and legal representatives of the Holder and of the Company.

     7. NO WAIVER. No failure or delay by the Holder in exercising any right, power or privilege under this Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. No course of dealing between the Company and the Holder shall operate as a waiver of any rights by the Holder.

     8. PLACE OF PAYMENT. All payments and prepayments of principal of this Note and all payments of interest thereon shall be made at or such other place as the Holder may from time to time designate in writing.

     9. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State; provided, however, that such choice of law is not intended to limit the maximum rate of interest which may be charged, taken or received by the Holder with respect to the loan evidenced hereby if the Holder may, under law applicable to it, charge, take or receive interest at a higher rate.

                                AIM GROUP, INC.

                                By_____________________________
                                  Name:
                                  Title:

[CORPORATE SEAL]

                               CONVERSION NOTICE



     The undersigned owner of this Note hereby irrevocably exercises the option to convert this Convertible Promissory Note, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of AIM Group, Inc. in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and a new Note, if applicable, representing any unconverted principal amount hereof, be issued and delivered to the Holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect hereto.


Dated ____________________



                                              ________________________________
                                                                    Signature


     Fill in for registration of shares of Common Stock and the new Note if to be issued otherwise than to the Holder.



 ______________________________                 Social Security or other
             (Name)                             Taxpayer Identifying
                                                Number _________


 ______________________________                 Principal Amount to be
            (Address)                           Converted (in an integral
                                                multiple of $1,000, if
                                                less than all): $_______



 ______________________________
 Please print Name and Address
 (including zip code number)